Exhibit 99.1 William Blair th 44 Annual Growth Stock Conference June 6, 2024

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Neuronetics, Inc. (the “Company”) that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “outlook,” “potential,” “believe,” “expect,” “plan,” “anticipate,” “predict,” “may,” “will,” “could,” “would” and “should” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2024, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this release. These risks and uncertainties include, without limitation, risks and uncertainties related to: the Company’s ability to execute its business strategy; the Company’s ability to achieve or sustain profitable operations due to its history of losses; the Company’s reliance on the sale and use of its NeuroStar Advanced Therapy system to generate revenues; the scale and efficacy of the Company’s salesforce; the Company’s ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using the Company’s products; physician and patient demand for treatments using the Company’s products; developments in competing technologies and therapies for the indications that the Company’s products treat; product defects; our revenue has been concentrated among a small number of customers; the Company’s ability to obtain and maintain intellectual property protection for its technology; developments in clinical trials or regulatory review of NeuroStar Advanced Therapy system for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; the terms of our credit facility; our ability to successfully roll-out our Better Me Provider program on the planned timeline; our self-sustainability and existing cash balances; and our ability to achieve cash flow break-even for the fourth quarter 2024 and on a full-year basis in 2025. For a discussion of these and other related risks, please refer to the Company’s recent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this presentation. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events, or changes in the Company’s expectations. Company Confidential 2

Agenda ◼ NeuroStar Patient Trends ◼ Better Me Provider Program ◼ Adolescent Indication Launch ◼ Road to Profitability Company Confidential 3

Weekly New Patient Starts by Month 600 500 400 300 200 100 - Company Confidential 4

Weekly New Patient Starts by Customer Type Up +22% YTD 275 250 225 200 175 150 125 100 75 50 25 - Local Consumables Company Confidential 5

NSU Attendees Help More Patients Receive Treatment 58% Greater Utilization for NSU Attendees Practices that attend NSU consistently outperform practices that do not on a month-to-month basis. In March 2024, NSU practices performed 58% better over baseline Jan 2022 data, than sites that have not attended. NSU. Company Confidential 6

Change Healthcare Cyber Attack More than Half of our Customers were Impacted Has your practice been impacted by the How has your practice been impacted Change Healthcare cyber attack? by the Change Healthcare cyber attack? 54% 40% 24% 22% 60% NO YES TMS TMS TMS Prior-authorizations Patient Starts Reimbursement Representing 105 practices *Data on file Company Confidential 7

NeuroStar Better Me Provider Pilot Program 222 Providers are participants required to: in pilot * Clinical evidence demonstrates superior outcomes for patients who complete a course of NeuroStar therapy compared to those who do not complete treatment. However, the actual number of sessions performed is subject to the medical judgment of the prescribing physician. The number of treatment sessions performed is not a selection criteria for entry into the Better Me Guarantee Program and will not be used as a basis to remove a provider from the program. | 1. Data on file, Neuronetics, Inc. 8 Company Confidential 8

BMP Raises the Bar for Patient Response Time BMP Non-BMP Active BMP PHQ-10s (Inside the Practice) Committed Rate of Successful Follow-up 13% 46% 78% (1 Business Day) BMP Non-BMP Active BMP NPL Leads (Outside the Practice) Committed Rate of Successful Follow-up 14% 58% 90% (1 Business Day) Phase 2: Feb 1, 2024 – Apr 7, 2024 Company Confidential 9

Following the 5-Standards, BMP Practices Transform the Lives of More Patients Avg New MT’s BMP Status Per Site for Q1 2024 Non-BMP Provider 3.0 Committed BMP Provider 7.3 Active BMP Provider 10.7 * Sites included were active as of Q1 2024 Company Confidential 10

BMP Practices are Helping Patients Faster Q1 2023 Q1 2024 82 days 17 days 5x Faster from potential patient interest to MT All patient interest in Local Consumable Offices; Phase 2: Feb 1, 2024 – Apr 7, 2024 vs. PY Company Confidential 11

Adolescent Launch 12

New Opportunity with Adolescent Psychiatrists

New Customers

Supported by
17 Capital Sales Representatives

- Expanded opportunity
  - 8,000+ adolescent and child psychiatrists
  - 6,000 adolescent psych nurse practitioners


Actual NeuroStar
Patient and Mom

1,100+ Existing Customers

Supported by
45 Practice Development Managers

- Increases the value of NeuroStar system by broadening label to additional patients
- 50% of customers treated adolescents 15-21 in past year
- Increase awareness and education among adolescents and highly motivated parents through digital, social media, and mass media outreach

Sales force size remains the same

NeuroStar
Company Confidential
13

NeuroStar is Actively Driving Consumer Awareness Hosted Adolescent-Focused Media Event in NYC May 15, 2024 PR 22 articles & 60M+ reach to date • 120%+ Google search lift • 30+ social posts reaching 1.4M • 2 articles within 1 week Actual NeuroStar Digital Social Patient and Mom Ads Media Evaluating Company Confidential 14

The Neurostar Q2 Summit was the largest since inception

NEUROSTAR SUMMIT

Day 1
- Technology Overview
- Operationalizing
- System Demo

Day 2
- Clinical
- Marketing
- Reimbursement


May 17-18, 2024 The Westin Kierland, Scottsdale AZ

PANEL OF EXPERTS



Brian Banks, CNP
Founder and Managing Director of Light Mental Wellness, PLLC



Sobia Kirmani-Moe, MD
Psychiatrist,Creator and Owner of Collaborative Solutions



Kenneth Pages, MD
Medical Director, TMS of South Tampa



Shahrzad Sims, DO
Medical Director
Aster Mental Health

50% of systems sold to adolescent-focused practices!

NeuroStar
Company Confidential
15

Road to Profitability

Dollars in $000 Operating Expense Trends Variance Increase/(decrease) Operating Expenses as % of Revenue 140% 120% 130% -3% YOY 115% Change -4% 100% YOY 100% Change 80% 60% 40% 20% 0 2022 2023 2024* Full Year Operating Expenses $84,834 $82,259 $79,000* Company Confidential 17

We Expect our Focused Strategies to Continue Building Momentum ◼ Achieved record results in Q1 ◼ Better Me Provider Program key performance indicators: Ÿ Raises the bar for response time Ÿ Helps people in need 5x faster ◼ Generated awareness for adolescent indication among over 1.5 Million people ◼ Customer impact from Change Healthcare cyber attack is improving ◼ On track to achieve cash flow breakeven in 2025 ◼ Continuing to invest in customer growth while reducing OPEX from non-commercial spend Company Confidential 18